UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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US Dataworks, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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US DATAWORKS, INC.
One Sugar Creek Center Boulevard, Suite 500
Sugar Land, TX 77478
(713) 934-3855
July 27, 2007
Dear Stockholder:
     You are cordially invited to attend our 2007 Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on Thursday, September 6, 2007 at our offices at One Sugar Creek Center Boulevard, Suite 500, Sugar Land, Texas.
     The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.
     After reading the Proxy Statement, please vote by signing, dating and returning the enclosed proxy card, or by submitting your proxy voting instructions by telephone or through the Internet. If you hold your shares through a broker or other nominee you should contact your broker to determine whether you may submit your proxy by telephone or Internet. YOUR SHARES CANNOT BE VOTED UNLESS YOU SUBMIT YOUR PROXY OR ATTEND THE ANNUAL MEETING IN PERSON. Your vote is important, so please submit your proxy promptly.
     A copy of our 2007 Annual Report to Stockholders is also enclosed.
     The Board of Directors and management look forward to seeing you at the meeting.
Sincerely yours,
/s/ Charles E. Ramey
Charles E. Ramey
Chief Executive Officer

US DATAWORKS, INC.

Notice of Annual Meeting of Stockholders
to be held September 6, 2007

To the Stockholders of US Dataworks, Inc.:
     Notice is hereby given that the Annual Meeting of Stockholders of US Dataworks, Inc. will be held at our offices at One Sugar Creek Center Boulevard, Suite 500, Sugar Land, Texas on September 6, 2007 at 9:00 a.m., local time, for the following purposes:
1.	To elect two Class II directors to serve until the 2010 Annual Meeting of Stockholders and thereafter until their successors are elected and qualified.

2.	To ratify the appointment of Ham, Langston & Brezina, LLP as our independent registered public accounting firm.

3.	To transact such other business as may properly come before the meeting and any and all adjourned or postponed sessions thereof.
     Stockholders of record at the close of business on July 13, 2007 are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment or postponement thereof.
     It is important that your shares are represented at this meeting. Even if you plan to attend the Annual Meeting, we urge you to vote your shares at your earliest convenience in order to ensure that your shares will be represented at the Annual Meeting. You may revoke your proxy at any time prior to its use.
By order of the Board of Directors.
/s/ John J. Figone
John J. Figone
Secretary
Houston, Texas
July 27, 2007

US DATAWORKS, INC.
One Sugar Creek Center Boulevard, Suite 500
Sugar Land, TX 77478

PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING
IMPORTANT
PLEASE SIGN, DATE AND MAIL YOUR PROXY NOW OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET
COMPENSATION COMMITTEE
Appendix A
Appendix B
Appendix C

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING
General
     The enclosed Proxy is solicited on behalf of the Board of Directors of US Dataworks, Inc. (which we will refer to as the “Company,” “US Dataworks,” “we” or “us” throughout this Proxy Statement) for use at the 2007 Annual Meeting of Stockholders to be held at our headquarters located at One Sugar Creek Center Boulevard, Suite 500, Sugar Land, Texas on Thursday, September 6, 2007, at 9:00 a.m., local time, and at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. Our principal executive offices are located at the address listed at the top of the page and the telephone number is (713) 934-3855.
     Our 2007 Annual Report on Form 10-KSB, containing financial statements and financial statement schedules required to be filed for the year ended March 31, 2007, is being mailed together with these proxy solicitation materials to all stockholders entitled to vote. This Proxy Statement, the accompanying Proxy and our 2007 Annual Report will first be mailed on or about July 27, 2007 to all stockholders entitled to vote at the meeting.
     We will provide copies of exhibits to our 2007 Annual Report on Form 10-KSB to any requesting stockholder upon the payment of a reasonable fee and upon the request of the stockholder made in writing to US Dataworks, Inc., One Sugar Creek Center Boulevard, Suite 500, Sugar Land, Texas, 77478, Attn: John T. McLaughlin. The request must include a representation by the stockholder that, as of July 13, 2007, the stockholder was entitled to vote at the Annual Meeting.
Record Date and Share Ownership
     Stockholders of record at the close of business on July 13, 2007 (which we will refer to as the “Record Date” throughout this Proxy Statement) are entitled to notice of and to vote at the Annual Meeting and at any adjournment(s) or postponement(s) thereof. We have one series of common stock issued and outstanding, designated as Common Stock, $0.0001 par value per share, and one series of preferred stock issued and outstanding, designated Series B Convertible Preferred Stock, $0.0001 par value per share. As of the Record Date, approximately 31,300,462 shares of the Common Stock were issued and outstanding and entitled to vote. Holders of Series B Convertible Preferred Stock are entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series B Convertible Preferred Stock could be converted as of the Record Date. As of the Record Date, approximately 109,933 shares of the Series B Convertible Preferred Stock, on an as converted basis, were issued and outstanding and entitled to vote.
How You Can Vote
     Stockholders of record may vote their shares at the Annual Meeting either in person or by proxy. To vote by proxy, stockholders should either:
•	mark, date, sign and mail the enclosed proxy form in the prepaid envelope;

•	submit the proxy by telephone; or

•	submit the proxy using the Internet.
     Stockholders who hold their shares through a broker or other nominee should contact their broker to determine whether they may submit their proxy by telephone or Internet. Submitting a proxy will not affect a stockholder’s right to vote if the stockholder attends the Annual Meeting and wants to vote in person.

Revocability of Proxies
     Stockholders may revoke any proxy given pursuant to this solicitation at any time before its use at the Annual Meeting in any of the three ways:
•	by delivering to our principal offices (Attention: Secretary) a written notice of revocation;

•	by submitting a duly executed proxy bearing a later date; or

•	by attending the Annual Meeting and voting in person.
     However, a proxy will not be revoked simply by attending the Annual Meeting and not voting. To revoke a proxy previously submitted by telephone or the Internet, a stockholder of record can simply vote again at a later date, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote will thereby be revoked.
Voting
     On all matters, each share has one vote. Directors are elected by a plurality vote. The nominees for the Class II director seats who receive the most affirmative votes of shares present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting will be elected to serve as directors. Each of the other proposals submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Holders of Common Stock and Series B Convertible Preferred Stock vote together as a single class on all proposals.
Solicitation of Proxies
     We will bear the cost of soliciting proxies. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.
Quorum; Abstentions; Broker Non-Votes
     Votes cast by proxy or in person at the Annual Meeting (Votes Cast) will be tabulated by the Inspector of Elections, with the assistance of our transfer agent. The Inspector will also determine whether or not a quorum is present. In general, Nevada law provides that a quorum consists of a majority of shares entitled to vote and present or represented by proxy at the meeting.
     The Inspector will treat abstentions as being present and entitled to vote for purposes of determining the presence of a quorum. As a result, abstentions will have the effect of a negative vote for those proposals that require the affirmative vote of a majority of shares present in person or by proxy and entitled to vote. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted:
•	for the election of the two nominees for Class II directors set forth herein;

•	for the ratification of Ham, Langston & Brezina, LLP, as our registered independent public accounting firm for the fiscal year ending March 31, 2008; and

•	upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof in accordance with the discretion of the proxyholder.
     Proxies that are not returned will not be counted in determining the presence of a quorum and will not be counted toward any vote.

     If a broker indicates on the enclosed Proxy or its substitute that such broker does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), those shares will be considered as present for purposes of determining the presence of a quorum but will not be treated as shares entitled to vote on that matter.
Deadline for Receipt of Stockholder Proposals
     Proposals of our stockholders that are intended to be presented by such stockholders at our 2008 Annual Meeting must be received by the Secretary of US Dataworks no later than March 29, 2008 in order that they may be included in our proxy statement and form of proxy relating to that meeting.
     A stockholder proposal not included in our proxy statement for the 2008 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of US Dataworks at our principal executive offices. To be timely, we must have received the stockholder’s notice no later than June 12, 2008.
     If a stockholder wishing to present a proposal at the 2008 Annual Meeting (without regard to whether it will be included in the proxy materials for that meeting) fails to notify us by June 12, 2008, the proxies received for the 2008 Annual Meeting will confer discretionary authority to vote on any stockholder proposals properly presented at that meeting.

IMPORTANT
PLEASE SUBMIT YOUR PROXY AT YOUR EARLIEST CONVENIENCE SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OR NOT, YOUR SHARES CAN BE VOTED, THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

Proposal 1: Election of Directors
Directors and Nominees
     Our Amended and Restated Bylaws provide that we shall have no less than one nor more than 11 directors. The number of members of our Board of Directors is currently set at seven. Our Amended and Restated Bylaws also provide for the classification of the Board of Directors into three classes of directors, each consisting of a number of directors equal as nearly as practicable to one-third the total number of directors, with the term of office of one class expiring each year. Unless otherwise instructed, the enclosed Proxy will be voted “FOR” the election of the persons named below as Class II directors for a term of three years expiring at the 2010 Annual Meeting of Stockholders and until their successors are duly elected and qualified. If a nominee shall be unavailable as a candidate as of the date of the Annual Meeting, votes pursuant to the Proxy will be voted “FOR” either for a substitute nominee designated by the Board of Directors or, in the absence of such designation, in such other manner as the directors may in their discretion determine. The Board of Directors does not anticipate that the nominees will become unavailable as candidates. The nominees for Class II directors, as selected by the Nominating Committee of the Board of Directors, and the incumbent Class I and Class III directors are as follows:
Nominees as Class II Directors Terms Expire 2010

Name	Age	Business Experience and Education

Hayden D. Watson	58	Mr. Watson has served as a director since September 2002. In May 1999, he founded The Mariner Group, Inc., a banking investment and management consulting company, where he serves as President. From December 1996 to May 1999, Mr. Watson served as Managing Director of Bank Operations for Fleet Financial Group, now FleetBoston Financial Corporation, a financial holding company. Mr. Watson has served as a director of Treaty Oak Bank since September 2004 and has served as a director of Vision Bank Texas since June 2007.

Thomas L. West, Jr.	70	Mr. West has served as a director since September 2002. He has served as Chairman and Chief Executive Officer of WestMark Ventures, a venture capital company, since January 2000. Prior to joining WestMark Ventures, Mr. West held various positions at the American General Financial Group, a financial services company, including Chairman and CEO of American General Retirement Services from April 1994 to January 2000.
Class I Directors Terms Expire 2009

Name	Age	Business Experience and Education

Joe Abrell	73	Mr. Abrell has served as a director since October 1999. From July 1997 until his retirement in December 1999, he served as a consultant at PrimeCo Personal Communications, a wireless technology company. From July 1986 to December 1999, he operated his own public relations and marketing firm, Joe Abrell, Inc.

John L. Nicholson, M.D.	72	Dr. Nicholson has served as a director since September 2002. He has been in private practice since 1969. Dr. Nicholson brings an entrepreneurial perspective and seasoned business experience to the Board of Directors. He has been an investor in several companies, including US Dataworks, Inc. Dr. Nicholson has served on many local, state, and national medical organizations and has been an Associate Clinical Professor at Stanford University since 1969.

Class III Directors Terms Expire 2008

Name	Age	Business Experience and Education

J. Patrick Millinor, Jr.	61	Mr. Millinor has served as a director since December 2004. He served as Chairman and Chief Executive Officer of Ampam, Inc. from October 2004 until his retirement in December 2005. From 2000 until he joined Ampam, he held several positions in conjunction with his association with a venture capital group. His positions included Chairman of Encompass, Inc., Chairman of ADViSYS, Inc., and Chief Financial Officer of Agennix, Incorporated. Between 1986 and 2000, Mr. Millinor held several executive positions, including Chief Executive Officer of GroupMAC, Inc., Chief Executive Officer of UltrAir, Inc., and Chief Operating Officer of Commonwealth Financial Group, Inc. He was a partner with KPMG LLP for eight years prior to 1986. Mr. Millinor currently sits on the boards of Ampam, Inc. and Agennix, Incorporated.

Charles E. Ramey	66	Mr. Ramey has served as a director since July 2001 and became our Chief Executive Officer in December 2001. Prior to joining US Dataworks, Mr. Ramey was a private investor from December 1998 through July 2001 and was President and co-founder of PaymentNet Inc., now Signio Inc., an outsourced e-commerce payment processing company, from April 1996 to December 1998.

Terry Stepanik	56	Mr. Stepanik has served as Vice Chairman since April 2006, a director since September 2002 and our President, Payment Products Division since April 2001. Mr. Stepanik also served as our Chief Operating Officer from April 2001 to April 2006 and as our Interim Chief Financial Officer from September 2002 to March 2003. In November 1997, Mr. Stepanik co-founded US Dataworks, Inc., a Delaware corporation, which we acquired in April 2001, and served as its President from November 1997 to April 2001. From April 1994 to November 1997, Mr. Stepanik was the Senior Project Manager for TeleCheck Services, Inc., a provider of paper and electronic check services.
Required Vote
     The nominees for the Class II director seats who receive the most affirmative votes of shares present in person or represented by proxy and entitled to vote on this proposal at the meeting will be elected to serve as directors. Unless marked to the contrary, proxies received will be voted “FOR” the nominees.
     The Board of Directors recommends a vote “FOR” election of the nominees set forth above as Class II directors.

Director Independence
     The Board of Directors has determined that, except for Messrs. Ramey and Stepanik, each individual who currently serves as a member of the board is, and each individual who served as a member of the board in fiscal year 2007 was, an “independent director” within the meaning of Section 121A of the American Stock Exchange listing standards. Messrs. Ramey and Stepanik are not independent because they are employed by US Dataworks. All of the nominees are members of the board standing for reelection as directors.
Board Meetings
     The Board of Directors held nine meetings during fiscal year 2007. All directors attended at least 75% of the aggregate of all meetings of the Board and of the committees of the Board on which they served. We do not have a formal policy regarding director attendance at annual meetings of stockholders; however, it is expected, absent good reason, that all directors will be in attendance. All of our directors attended the 2006 Annual Meeting.
Committees of the Board of Directors
     The Board of Directors has appointed an Audit Committee, a Compensation Committee, a Nominating Committee and a Corporate Governance Committee. The Board has determined that each director who serves on these committees is “independent,” as that term is defined by applicable listing standards of the American Stock Exchange and Securities and Exchange Commission rules. The Board of Directors has adopted written charters for each of these committees. The Audit Committee charter was attached as Appendix A to the proxy statement for our 2006 Annual Meeting of Stockholders and the Compensation Committee, Nominating Committee and Corporate Governance Committee charters are attached to this Proxy Statement as Appendices A, B and C, respectively, and are available on our Investors’ Relations page of our Website (www.usdataworks.com).
     Audit Committee

Number of Members:	4

Current Members:	Hayden Watson, Chairman
Joe Abrell
J. Patrick Millinor, Jr., Financial Expert
John L. Nicholson, MD

Number of Meetings in 2007:	11

Functions:	The Audit Committee’s primary functions are to oversee the integrity of our financial statements, oversee our compliance with legal and regulatory reporting requirements, appoint a firm of certified public accountants whose duty it is to audit our financial records for the fiscal year for which it is appointed, evaluate the qualifications and independence of the independent auditors, oversee the performance of our internal audit function and independent auditors, and determine the compensation and oversee the work of the independent auditors. It is not the duty of the Audit Committee to plan or conduct audits or to determine that our financial statements are complete and accurate and are prepared in accordance with generally accepted accounting principles. Management is responsible for preparing our financial statements and the independent auditors are responsible for auditing those financial statements.

     Compensation Committee

Number of Members:	3

Current Members:	Thomas L. West, Jr., Chairman
J. Patrick Millinor, Jr.
Hayden D. Watson

Number of Meetings in 2007:	5

Functions:	The Compensation Committee’s primary functions are to (a) review and approve corporate goals and objectives relevant to senior executive compensation (including that of the Chief Executive Officer), evaluate senior management’s performance in light of those goals and objectives, and determine and approve senior management’s compensation level based on their evaluation, (b) make recommendations to the Board of Directors with respect to non-senior management compensation, incentive-compensation plans and equity-based plans, (c) administer our compensation plans and programs, and (d) review management development and succession programs.
     Nominating Committee

Number of Members:	3

Current Members:	Joe Abrell, Chairman
John L. Nicholson, MD
Thomas L. West, Jr.

Number of Meetings in 2007:	4

Functions:	The Nominating Committee’s primary functions are to (a) identify individuals qualified to serve on the Board of Directors and recommend that the Board of Directors select director nominees to be considered for election at our annual meetings of stockholders or to be appointed by the Board of Directors to fill an existing or newly-created vacancy on the Board of Directors, (b) identify members of the Board of Directors to serve on Board committees and to serve as chairmen thereof and recommend each such member and chairman to the Board of Directors, (c) develop and revise, as appropriate, corporate governance guidelines applicable to us and make recommendations regarding the composition of committees of the Board of Directors after consultation with the Chief Executive Officer and with consideration of the desires of individual members of the Board of Directors, (d) review and make recommendations to the Board of Directors with respect to candidates for director proposed by stockholders, (e) consider and make recommendations to the Board concerning the appropriate size of the Board, (f) evaluate on an annual basis the functioning and effectiveness of the Board of Directors, its committees and its individual members, and to the extent the Committee deems appropriate, recommend changes to increase the effectiveness of the Board of Directors and its committees, (g) consider and make recommendations on matters related to the practices, policies and procedures of the Board of Directors, and (h) perform such other activities and functions related to the selection and nomination of directors as may be assigned from time to time by the Board of Directors, including, but not limited to preparing or causing to be prepared any reports or other disclosure required with respect to the Committee by any applicable proxy or other rules of the Securities and Exchange Commission or as required by the rules and regulations of the American Stock Exchange.

     Corporate Governance Committee

Number of Members:	3

Current Members:	John L. Nicholson, MD , Chairman
Joe Abrell
Hayden D. Watson

Number of Meetings in 2007:	4

Functions:	The Corporate Governance Committee’s primary functions are to (a) formulate and recommend to the Board of Directors a list of corporate governance guidelines, (b) recommend to the Board of Directors any revisions to the Corporate Governance Charter or committee policy to ensure compliance with applicable securities laws and regulations and stock market rules, (c) formulate and recommend to the Board of Directors a code of business conduct and ethics for directors, officers and employees of the Company that, among other things, encourages the reporting of any illegal or unethical behavior, (d) evaluate on an annual basis the performance of our management as a whole and as individuals with respect to compliance with the Corporate Governance Charter and committee policy and report such findings to the Board of Directors, (e) consider and make recommendations on matters related to the practices, policies and procedures of the Board of Directors, and (f) perform such other activities and functions related to corporate governance as may be assigned from time to time by the Board of Directors, including, but not limited to preparing or causing to be prepared any reports or other disclosure required with respect to the Corporate Governance Committee by any applicable proxy or other rules of the Securities and Exchange Commission or as required by the rules and regulations of the American Stock Exchange or the State of Nevada.
Director Nomination Policy
     The purpose of our director nomination policy is to describe the process by which we select candidates for inclusion in our recommended slate of director nominees. The director nomination policy is administered by the Nominating Committee. Pursuant to its charter, the Nominating Committee evaluates nominees to the Board of Directors based on relevant industry experience, general business experience, relevant financial experience, and compliance with independence and other qualifications necessary to comply with any applicable tax and securities laws and the rules and regulations of the American Stock Exchange.
     The policy provides that candidates for Board membership must possess the background, skills and expertise to make significant contributions to the Board, to us and to our stockholders. Desired qualities to be considered include substantial experience in business or administrative activities; breadth of knowledge about issues affecting us; and ability and willingness to contribute special competencies to Board activities. The Board also considers whether members and potential members are independent under the American Stock Exchange listing standards. In addition, candidates should possess the following attributes: personal integrity; absence of conflicts of interest that might impede the proper performance of the responsibilities of a director; ability to apply sound and independent business judgment; sufficient time to devote to Board and Company matters; ability to fairly and equally represent all stockholders; reputation and achievement in other areas; independence under Securities and Exchange Commission rules; and diversity of viewpoints, background and experience.
     The Board of Directors intends to review the charter of the Nominating Committee and the director nomination policy from time to time to consider whether modifications to the charter or policy may be advisable as our needs and circumstances evolve and as applicable legal or listing standards change. The Board may amend the charter or the policy at any time.

Stockholder Nominations
     The Nominating Committee will consider director candidates recommended by stockholders and will evaluate such director candidates in the same manner in which it evaluates candidates recommended by other sources. In making recommendations for director nominees for the annual meeting of stockholders, the Nominating Committee will consider any written recommendations of director candidates by stockholders received by the Secretary of US Dataworks no later than 90 days before the anniversary of the previous year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to, or delayed by more than 60 days after such anniversary date, notice must be received by the 10th day following the date that public disclosure of the date of the annual meeting is given to stockholders. Recommendations must be mailed to US Dataworks, Inc., One Sugar Creek Center Boulevard, Suite 500, Sugar Land, TX 77478, Attention: Secretary, and include all information regarding the candidate as would be required to be included in a proxy statement filed pursuant to the proxy rules promulgated by the Securities and Exchange Commission if the candidate were nominated by the Board of Directors (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected). The stockholder giving notice must provide (i) his or her name and address, as they appear on our books, and (ii) the class and number of shares of our capital stock that are beneficially owned by such stockholder. We may require any proposed nominee to furnish such other information we may require to be set forth in a stockholder’s notice of nomination that pertains to the nominee.
Communication with Directors
     The Board of Directors welcomes communications from its stockholders and other interested parties and has adopted a procedure for receiving and addressing those communications. Stockholders and other interested parties may communicate any concerns they may have about US Dataworks directly to either the full Board of Directors or to one or more directors by mailing their communications to US Dataworks at the following address: [Director], US Dataworks, Inc., One Sugar Creek Center Boulevard, Suite 500, Sugar Land, Texas 77478, Attention: Secretary (Board Matters). The Secretary promptly will forward all stockholder communications and other communications from interested parties unopened to the intended recipient.
2007 Compensation of Directors
     Directors who are employees receive no additional compensation for service on our Board of Directors. The following tables set forth the compensation amounts paid to each non-employee director for their service for the year ended March 31, 2007:

	Fees Earned or	Option Awards
Name	Paid in Cash($)	($)(1)(2)	Total($)
Joe Abrell	$26,188	$49,239	$75,427
J. Patrick Millinor, Jr.	$26,188	$36,802	$62,990
John L. Nicholson, MD	$26,188	$49,239	$75,427
Hayden D. Watson	$26,188	$49,770	$75,958
Thomas L. West, Jr.	$26,188	$38,850	$65,038

(1)	The table below sets forth the aggregate number of option awards held by our non-employee directors as of March 31, 2007.

Name	Option Awards (#)
Joe Abrell	537,000
J. Patrick Millinor, Jr.	393,334
John L. Nicholson, MD	598,000
Hayden D. Watson	741,000
Thomas L. West, Jr.	499,000

(2)	Represents the compensation costs for financial reporting purposes for the year under the Statement of Financial Accounting Standards No. 123 (revised 2004) (SFAS 123R). See Note 2 to the Notes of Financial Statements in Item 7 in our 2007 Annual Report on Form 10-KSB for the assumptions made in determining SFAS 123R values.
Narrative of Director Compensation
     Each non-employee director receives a fee of $5,000 for attendance at a board meeting in person and $1,000 for attendance at a board meeting by telephone. Additionally, we reimburse directors for reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or the committees thereof, and for other expenses reasonably incurred in their capacity as our directors. Our non-employee directors also receives options under our Amended and Restated 2000 Stock Option Plan (2000 Plan) as follows:
•	an option to purchase 100,000 shares of our Common Stock (Election Stock Option) upon election or re-election to the Board of Directors at an annual meeting of stockholders; provided, however, if elected to serve a term of less than three years, the non-employee director received a pro rata portion of the 100,000 shares;

•	an annual option to purchase 60,000 shares of our Common Stock, which is fully vested on the date of grant;

•	an annual option to purchase 50,000 shares, 50,000 shares and 30,000 shares of our Common Stock granted to the Lead Director, the Audit Committee Chairperson and each Chairperson for the other committees, respectively;

•	an annual option to purchase 10,000 shares of our Common Stock granted to each other committee member, other than those on the Audit Committee; and

•	an annual option to purchase 15,000 shares of our Common Stock granted to members of the Audit Committee, except the Chairperson.
     The Election Stock Option vests in three equal annual installments. However, if the non-employee director is not initially elected in a regular annual meeting, the shares vest in equal annual installments such that the shares will be fully vested at the annual meeting for which the non-employee’s Class of directors is to be elected. Except as noted above, all other options vest in full on the one year anniversary of the date of grant.

Our Executive Officers
     Our executive officers generally serve at the pleasure of the Board of Directors and are subject to annual appointment by the Board at its first meeting following the annual meeting of stockholders. Information regarding Messrs. Ramey and Stepanik can be found under “Directors and Nominees.” Our other executive officers as of July 2007 are:

Name	Age	Business Experience and Education

John McLaughlin	52	Mr. McLaughlin has served as our Chief Accounting Officer since March 2006, and as our Controller from February 2005 to March 2006. Prior to joining us, Mr. McLaughlin was self employed as a financial consultant to companies involved in wholesale and retail distribution. From 1995 through 2000, he served in various accounting and finance roles with companies involved in manufacturing and distribution of computer and office equipment. Mr. McLaughlin’s earlier experience included internal audit activities for a publicly traded oil and gas services company.

John J. Figone	47	Mr. Figone has served as our Vice President of Business Operations and General Counsel since September 2003. Prior to joining us, Mr. Figone served as an attorney at the law firm of Pillsbury Winthrop Shaw Pittman LLP from 2000 to September 2003, as well as at the law firm of Ferrari, Olsen, Ottoboni & Bebb LLP from 1998 to 2000. Mr. Figone worked for the City and County of San Francisco where he was in charge of Special Projects from 1994 to 1998. In 1994, Mr. Figone became Senior Negotiator for the City and County of San Francisco.

Mario Villarreal	36	Mr. Villarreal has served as our Vice President and Chief Technology Officer since April 2001. In April 2004, he was named Senior Vice President. In November 1997, Mr. Villarreal co-founded US Dataworks, Inc., a Delaware corporation, and served as its Vice President from November 1997 to April 2001. From June 1991 to May 1997, Mr. Villarreal served as Manager of Systems Architecture Group at TeleCheck Services, Inc.

Executive Compensation
2007 Summary Compensation Table
     The following table sets forth compensation for services rendered in all capacities to US Dataworks for the fiscal year ended March 31, 2007 for the Chief Executive Officer and the two other most highly compensated executive officers as of March 31, 2007 whose total annual salary and bonus for fiscal 2007 exceeded $100,000, whom we refer to in this Proxy Statement as the named executive officers.

						Non-Equity
				Stock	Option	Incentive Plan
				Awards	Awards	Compensation
Name & Principal Position	Year	Salary($)	Bonus($)	($)(1)	($)(1)	($)	Total($)
Charles E. Ramey Chief Executive Officer	2007	$217,205	$1,000	$43,633	$138,600	—	$400,438

Terry Stepanik President, Payment Products Division	2007	$190,000	$1,000	—	$72,000	$96,250	$359,250

John J. Figone Vice President Business Development and General Counsel	2007	$175,000	$1,000	—	$112,500	—	$288,500

(1)	Represents the compensation costs for financial reporting purposes for the year under the SFAS 123R. See Note 2 to the Notes of Financial Statements in Item 7 in our 2007 Annual Report.
Narrative to Summary Compensation Table
     On May 23, 2006, we entered into an employment agreement with Charles E. Ramey pursuant to which he is employed as our Chief Executive Officer and Chairman of the Board of Directors at an annual base salary of $220,000 for a term of two years. The agreement will automatically renew for successive one year terms unless either party gives timely notice of non-renewal. Pursuant to the terms of the agreement, Mr. Ramey received an option to purchase 600,000 shares of our common stock under our Amended and Restated 2000 Stock Option Plan, or the 2000 Plan, at an exercise price of $0.75 per share. The option vests as to 300,000 shares on each of May 23, 2007 and 2008. We also awarded Mr. Ramey 100,000 shares of restricted stock under the 2000 Plan, which vested immediately. Mr. Ramey is also eligible to receive a bonus at the discretion of the Board of Directors.
     If Mr. Ramey is terminated, other than for cause, death or disability, or resigns within 10 days following a material reduction in duties or a material reduction in compensation within six months following a change of control, Mr. Ramey is entitled to receive a lump sum payment equal to two times his annual base salary, any unpaid bonus and all his options shall become fully vested, subject to compliance with certain ongoing obligations and the delivery of a release to us.
     On April 3, 2006, we entered into an employment agreement with Terry Stepanik, pursuant to which he is employed as our President, Payment Products Division and Vice Chairman at an annual base salary of $190,000 for a term of three years. The agreement will automatically renew for successive one year terms unless either party gives timely notice of non-renewal. Pursuant to the terms of the agreement, Mr. Stepanik received an option to purchase 550,000 shares of our common stock under the 2000 Plan at an exercise price of $0.46 per share. The option vests as to 150,000 shares on April 3, 2006 and as to 200,000 shares on each of April 3, 2007 and 2008. Mr. Stepanik also received a bonus of $96,250 for fiscal year 2006.
     If Mr. Stepanik is terminated, other than for cause, death or disability, or resigns within 10 days following a material reduction in duties or a material reduction in compensation within six months following a change of control, Mr. Stepanik is entitled to receive a lump sum payment equal to two times his annual base salary, any unpaid bonus and all his options shall become fully vested, subject to compliance with certain ongoing obligations and the delivery of a release to us.

     On April 3, 2006, we entered into an employment agreement with John J. Figone, pursuant to which he is employed as our Vice President Business Development and General Counsel at an annual base salary of $175,000 for a term of three years. The agreement will automatically renew for successive one year terms unless either party gives timely notice of non-renewal. Pursuant to the terms of the agreement, Mr. Figone received an option to purchase 700,000 shares of our common stock under the 2000 Plan at an exercise price of $0.46 per share. The option vests as to 300,000 shares on April 3, 2006 and as to 200,000 shares on each of April 3, 2007 and 2008. Mr. Figone is also eligible to receive a quarterly bonus based upon our future acquisitions and mergers.
     If Mr. Figone is terminated, other than for cause, death or disability, or resigns within 10 days following a material reduction in duties or a material reduction in compensation within six months following a change of control, Mr. Figone is entitled to receive a lump sum payment equal to two times his annual base salary, any bonus due as a result of a merger of acquisition consummated within 180 days of his termination and all his options shall become fully vested, subject to compliance with certain ongoing obligations and the delivery of a release to us.
Outstanding Equity Awards at 2007 Fiscal-Year End

	Option Awards				Stock Awards
Equity
Incentive Plan
						Market	Awards:	Equity Incentive
	Number of	Number of			Number of	Value of	Number of	Plan Awards:
	Securities	Securities			Shares or	Shares or	Unearned	Market Value of
	Underlying	Underlying			Units of	Units of	Shares, Units or	Unearned Shares,
	Unexercised	Unexercised	Option		Stock that	Stock that	Other Rights	Units or Other
	Options	Options	Exercise	Option	have not	have not	that have not	Rights that have
	(#)	(#)	Price	Expiration	Vested	Vested	Vested	not Vested
Name	Exercisable	Unexercisable	($)	Date	(#)	($)	(#)	($)
Charles E. Ramey		600,000 (1)	0.75	5/23/2016
Terry Stepanik	150,000 (2)	400,000 (2)	0.46	4/3/2016
John J. Figone	300,000 (3)	400,000 (3)	0.46	4/3/2016

(1)	Stock Option vests as to 50% of the shares on each of May 22, 2007 and 2008.

(2)	Stock Option vests immediately as to 150,000 shares and 200,000 shares on each of April 3, 2007 and 2008.

(3)	Stock Option vests immediately as to 300,000 shares and 200,000 shares on each of April 3, 2007 and 2008.

Security Ownership of Certain Beneficial Owners and Management
     The following table sets forth certain information as of July 13, 2007, as to shares of our common stock beneficially owned by: (i) each person who is known by us to own beneficially more than 5% of any class of our capital stock, (ii) each of our Named Officers, (iii) each of our directors and (iv) all of our current directors and executive officers as a group. Unless otherwise stated below, the address of each beneficial owner listed on the table is c/o US Dataworks, Inc., One Sugar Creek Center Boulevard, Suite 500, Sugar Land, Texas 77478.

	Amount and Nature of Beneficial Ownership
			Right To
		Shares of	Acquire
	Shares of	Series B	Beneficial
	Common	Preferred	Ownership of		Percentage of Class		Percentage of Voting
	Stock	Stock	Common Stock	Total	Beneficially Owned		Securities
Name and Address of	Beneficially	Beneficially	within 60 days	Common	Common	Series B	Beneficially
Beneficial Owner	Owned	Owned	of July 13, 2007	Stock	Stock (2)	Preferred Stock	Owned(1)(2)
5% Stockholders
Mark Deveau	37,322	11,200	11,200	48,522	*	10.2%	*
Harvey M. Gammon (3)	44,569	56,000	56,000	100,569	*	50.9	*
Thomas & Lois Gibbons	503	13,400	13,400	13,903	*	12.2	*

Named Officers and Directors
Charles E. Ramey	1,890,210	—	2,688,250	4,578,460	13.5%	*	13.4
Terry Stepanik	248,466	—	1,222,250	1,470,716	4.5	*	4.6
John J. Figone	750	—	500,000	500,750	1.6	*	1.6
Joe Abrell	1,000	—	322,000	323,000	1.0	*	1.0
J. Patrick Millinor, Jr.	—	—	308,334	308,334	1.0	*	1.0
John L. Nicholson (4)	313,146	26,666	383,000	696,146	2.2	24.3	2.2
Hayden D. Watson	—	—	561,000	561,000	1.8	*	1.8
Thomas L. West, Jr.	18,000	—	399,000	417,000	1.3	*	1.3
All current directors and executive officers as a group (10 persons)	2,685,742	26,666	7,345,397	10,031,139	32.00	24.3	31.9

*	Amount represents less than 1% of the Company’s Common Stock.

(1)	To our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of voting securities shown as beneficially owned by them, subject to community property law, where applicable, and the information contained in the footnotes to this table.

(2)	Applicable percentage ownership of common stock is based on 31,300,462 shares of common stock issued and outstanding as of July 13, 2007. Series B Preferred Stock is based on 109,933 shares of Series B Preferred Stock outstanding on July 13, 2007. Applicable percentage ownership of voting securities is based on 31,410,395 shares of common stock issued and outstanding as of July 13, 2007, including shares of Series B Preferred Stock convertible into common stock. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or convertible or exchangeable into such shares of common stock, held by that person, that are currently exercisable or exercisable within 60 days of July 13, 2007 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of another person.

(3)	Includes 25,873 shares held by the Sterling Trust Company Trustee FBO Harvey M. Gammon.

(4)	Includes 165,454 shares held by J.L. Nicholson MD Inc. 401-K FBO John L. Nicholson, 50,000 shares held by JLN Trust DTD April 26, 2001 and 55,031 shares held by John L. Nicholson MD Inc. FBO John L. Nicholson.

Certain Relationships and Related Transactions
Indemnification of Directors and Officers
     The laws of the state of Nevada and our Bylaws provide for indemnification of our directors for liabilities and expenses that they may incur in such capacities. In general, directors and officers are indemnified with respect to actions taken in good faith in a manner reasonably believed to be in, or not opposed to, our best interests, and with respect to any criminal action or proceeding, actions that the indemnitee had no reasonable cause to believe were unlawful.
     We have been advised that in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Report of the Audit Committee
     The Audit Committee is responsible for appointing the independent auditors and for reviewing the scope, results and costs of the audits and other services provided by the Company’s independent auditors. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the Company’s financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Board of Directors has adopted a written charter for the Audit Committee, which was attached as Appendix A to the proxy statement for our 2006 Annual Meeting of Stockholders. The members of the Audit Committee are Joe Abrell, J. Patrick Millinor, Jr., John L. Nicholson, M.D. and Hayden D. Watson, each of whom meets the independence standards, set forth in Section 121A of the American Stock Exchange listing standards.
     The Audit Committee has reviewed the Company’s audited consolidated financial statements and discussed such statements with management. The Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended).
     The Audit Committee received from the Company’s independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and discussed with them their independence. Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2007, and be filed with the Securities and Exchange Commission.
     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
Audit Committee
Hayden D. Watson, Chairman
Joe Abrell
J. Patrick Millinor, Jr.
John L. Nicholson, M.D.

Proposal 2: To Ratify the Appointment of Independent Auditors
     The Audit Committee has appointed the firm of Ham, Langston & Brezina, LLP (HL&B) as our independent registered public accounting firm for the fiscal year ending March 31, 2008, subject to ratification by the stockholders. Representatives of HL&B are expected to be present at our Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.
Audit Fees
     The aggregate fees billed for professional services rendered by HL&B for the audit of our financial statements for each of the fiscal years ended March 31, 2007 and March 31, 2006, and the reviews of the financial statements included in our Forms 10-QSB for such fiscal years were $53,258 and $70,000, respectively.
Audit-Related Fees
     The aggregate fees billed in each of the fiscal years ended March 31, 2007 and March 31, 2006 for assurance and related services rendered by HL&B that are related to the performance of the audit or review of our financial statements but not reportable as Audit Fees were $26,348 and $2,400, respectively. Audit-Related Fees in both fiscal 2006 and fiscal 2005 were primarily for review of the financial statements and other information contained in our SB-2, S-3 and S-8 filings with the SEC.
Tax Fees
     The aggregate fees billed for professional services rendered by HL&B for tax compliance, tax advice, and tax planning in each of the fiscal years ended March 31, 2007 and March 31, 2006 were $7,500 and $7,500. Tax Fees in both fiscal 2007 and fiscal 2006 were incurred for: (i) preparation of the preceding calendar year’s Federal corporate tax return; (ii) preparation of state franchise tax returns; and (iii) consultation.
All Other Fees
     There were no other fees billed for services rendered by HL&B not reportable as Audit Fees, Audit Related Fees or Tax Fees for each of the fiscal years ended March 31, 2007 and March 31, 2006.
Audit Committee Pre-Approval Policies
     The Audit Committee has established a policy intended to clearly define the scope of services performed by our independent auditors for non-audit services. This policy relates to audit services, audit-related services, tax and all other services which may be provided by our independent auditor and is intended to assure that such services do not impair the auditor’s independence. The policy requires the pre-approval by the Audit Committee of all services to be provided by our independent auditor. Under the policy, the Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee or its designee. In addition, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated is required to report to the Audit Committee at its next meeting any services which such member or members has approved. The policy also provides that the Audit Committee will pre-approve the fee levels for all services to be provided by the independent auditor. Any proposed services exceeding these levels will require pre-approval by the Audit Committee.
     All of the services provided by our principal accounting firm described above under the captions Audit Fees, Audit-Related Fees and Tax Fees were approved in accordance with this policy and the Audit Committee has determined that the auditor independence has not been compromised as a result of providing these services and receiving the fees for such services as noted above.

Required Vote
     Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event ratification is not obtained, the Audit Committee will review its selection of our independent registered public accounting firm for the fiscal year ending March 31, 2008.
     The Board of Directors recommends a vote “FOR” ratification of the appointment of Ham, Langston & Brezina, LLP as our independent registered public accounting firm.

Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish us with copies of all such forms that they file.
     Based solely on our review of copies of such forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, we believe that all of our officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 2007 with the exception of the following: Mr. Mario Villarreal was late reporting the grant of a restricted share award in April 2006 and Mr. Charles E. Ramey was late reporting the grant of a restricted share award in May 2007. Both of these awards were disclosed in our 2006 Proxy Statement.
Other Matters
     We know of no business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

By order of the Board of Directors.

/s/ Charles E. Ramey

Charles E. Ramey Chief Executive Officer
July 27, 2007
PLEASE SIGN, DATE AND MAIL YOUR PROXY NOW OR
SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET
US DATAWORKS APPRECIATES YOUR PROMPT RESPONSE

Appendix A
CHARTER OF THE
US DATAWORKS, INC.
COMPENSATION COMMITTEE
ARTICLE I
PURPOSE
     1.1 The purpose of the Compensation Committee (the “Committee”) of the Board of Directors of US Dataworks, Inc., a Nevada corporation (the “Company”) shall be to:
     (a) discharge the responsibilities of the Board of Directors relating to compensation of the Company’s executive officers;
     (b) assist the Board of Directors in establishing the appropriate compensation and equity-based plans for the Company’s executive officers and to administer the plan;
     (c) to produce an annual report on executive compensation for inclusion in the Company’s annual proxy statement; and
     (d) to perform such other duties and responsibilities enumerated in and consistent with this Charter.
ARTICLE II
DUTIES AND RESPONSIBILITIES
     2.1 Duties and Responsibilities. The duties and responsibilities of the Committee shall be as follows:
     (a) To review and approve corporate goals and objectives relevant to the compensation of the chief executive officer (“CEO”) and other officers who are reporting persons under Section 16 of the Securities Exchange Act of 1934 and the rules promulgated thereunder (“Officers”).
     (b) To evaluate the CEO’s and Officers’ performance in light of such goals and objectives at least annually, with results communicated to the CEO and discussed with the full Board of Directors in an executive session.
     (c) Based on the evaluation in (b) above, establish and approve annually for the CEO and Officers, the compensation levels for those persons, including, as applicable, (a) base salary, (b) bonus, (c) long-term incentive and equity compensation, and (d) any other compensation, perquisites, and special or supplemental benefits.
     (d) In determining the long-term incentive component of the CEO’s and Officer’s compensation, the Committee shall consider among other items, the Company’s performance and relative stockholder return, the value of similar incentive awards to chief executive officers and other executive officers at comparable companies and the compensation provided to the Company’s CEO and Officers in the past.
     (e) In consultation with the CEO, review and make recommendations to the Board regarding guidelines for the review of the performance and the establishment of compensation policies for all other employees of the Company and for the delegation to executive officers of the Company of the determination of compensation for all employees of the Company who are not executive officers.
     (f) To review the Company’s incentive compensation plans and other equity-based plans and practices and recommend changes to the Board of Directors.
     (g) To administer the stock option plans of the Company in accordance with the terms of such plans and to grant and issue, or recommend the grant and issuance of, awards thereunder, including stock options, stock units, restricted stock and stock appreciation rights, to executive officers of the Company.
     (h) To maintain sole discretionary authority to interpret provisions of the Company’s executive compensation plans.
     (i) To establish all rules necessary or appropriate for implementing and conducting the Company’s executive compensation plans.
     (j) To administer other compensation plans that may be adopted from time to time as authorized by the Board of Directors, including the Company’s 401(k) Plan.
     (k) To make recommendations to the full Board of Directors regarding the fees and other compensation to be paid to members of the Board of Directors for their service as directors and as members of committee of the Board of Directors.
     (l) To conduct those reviews, investigations and surveys the Committee considers appropriate and necessary in the exercise of its duties. In so doing, the Committee shall have the sole authority and shall be granted the resources to retain independent executive compensation and legal advisers, which shall include the sole authority to approve any such adviser’s fees and other retention terms.
     (m) To establish and modify the terms and conditions of employment of the CEO and Officers, by contract or otherwise, including compensation of whatever nature, whether such compensation be present or deferred and however paid.
     (n) To determine, within parameters that may be established by the independent and disinterested members of the entire Board, the provisions of any contracts for the CEO and Officers that will govern the situation in which severance payments will be due upon change in control situations.
     (o) To establish and periodically review the Company’s policies with respect to management perquisites.

     (p) To assist the Board of Directors in developing and evaluating potential candidates for executive positions, including the CEO, and oversee the development of executive succession plan.
     (q) To provide oversight of management’s decisions concerning the performance and compensation of other officers of the Company.
     (r) To approve equity compensation plans and the grant of equity awards not subject to stockholder approval under applicable listing standards.
     (s) To prepare the Compensation Committee report on executive compensation as required by SEC rules for inclusion in the Company’s annual proxy statement or annual report on Form 10-KSB filed with the SEC.
     (t) To perform such other activities and functions related to executive compensation as may be assigned from time to time by the Board of Directors.
     (u) To perform such other activities and functions related to executive compensation as may be assigned from time to time by the Board, including, but not limited to preparing or causing to be prepared any reports or other disclosure required with respect to the Committee by any applicable proxy or other rules of the Securities and Exchange Commission and the rules and regulations of the American Stock Exchange.
     2.2 Delegation.
     The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of [one] or more directors of the Company (who may or may not be members of this Committee). Any such subcommittee to the extent provided in the resolutions of this Committee, shall have and may exercise all the powers and authority of this Committee and may authorize the seal of the Company to be affixed to all papers which may require it. Each subcommittee shall have such name as may be determined from time to time by resolution adopted by this Committee. Each subcommittee shall keep regular minutes of its meetings and report the same to this Committee or the Board of Directors when required.
     2.3 Authority to Retain Advisors.
     In the course of its duties, the Committee shall have the sole authority, at the Company’s expense, to retain and terminate compensation consultants and other advisor as the Committee may deem appropriate, including the sole authority to approve any such advisor’s fees and other retention terms.
     2.4 Evaluation.
     The Committee shall undertake an annual evaluation assessing its performance with respect to its purposes and its duties and tasks set forth in this Charter, which evaluation shall be reported to the Board of Directors. The Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors.

ARTICLE III
COMMITTEE MEMBERS
     3.1 Number and Qualification of Committee Members.
     The authorized number of members of the Committee shall be no more than three and no less than two members of the Board of the Directors, each of whom shall meet the independence standards established by the American Stock Exchange and outside director requirements of applicable tax and securities laws and regulations.
     3.2 Appointment and Term of Office of Committee Members.
     Committee members shall be appointed by the Board of Directors to hold office until replaced by a resolution of the Board. Each Committee member, including a member elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified, except in the case of the death, resignation, or removal of such a member.
     3.3 Removal.
     The entire Committee or any individual Committee member may be removed from office without cause by the affirmative vote of a majority of the Board of Directors of the Company.
     3.4 Resignation and Vacancies.
     Any Committee member may resign effective upon giving oral or written notice to the Chairman of the Board, the Secretary or the Board of Directors, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation of a Committee member is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.
     Vacancies on the Committee may be filled by the Board of Directors. Each Committee member so elected shall hold office until a successor has been elected and qualified by the Board of Directors, or until his or her death, resignation or removal.
     A vacancy or vacancies in the Committee shall be deemed to exist (i) in the event of the death, resignation or removal of any Committee member, (ii) if the Board of Directors by resolution declares vacant the office of a Committee member who has been declared of unsound mind by an order of court or convicted of a felony or (iii) if the authorized number of Committee members is increased.
     3.5 Chairman of the Committee.
     The Chairman of the Committee, if such an officer be elected, shall, if present, preside at meetings of the Committee and exercise and perform such other powers and duties as may from time to time be assigned by the Board of Director or as may be prescribed by this Charter. The Chairman of the Committee shall be elected by resolution of the Board of Directors. In the absence or disability of the Chairman of the Committee, the Board of Directors shall appoint an alternative Chairman to preside at the Committee meetings.
     3.6 Secretary.
     The Secretary shall keep or cause to be kept, at the principal executive office of the Company or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of the Committee. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present and the proceedings thereof. If no Secretary of the Committee be appointed by the Board of Directors, the Chairman shall also serve as the Secretary.
     The Secretary shall give, or cause to be given, notice of all meetings of the Committee required to be given by law, this Charter or by the Company’s Bylaws.
ARTICLE IV
COMMITTEE MEETINGS
     4.1 Place of Meetings; Meetings by Telephone.
     Regular meetings of the Committee may be held at any place within or outside the State of Nevada that has been designated from time to time by the Chairman of the Committee. In the absence of such a designation, regular meetings shall be held at the principal executive office of the Company. Special meetings of the Committee may be held at any place within or outside the State of Nevada that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the Company.
     Members of the Committee may participate in a meeting through the use of conference telephone or similar communications equipment, so long as all Committee members participating in such meeting can hear one another. Participation in a meeting pursuant to this paragraph constitutes presence in person at such meeting.
     4.2 Regular Meetings.
     Regular meetings of the Committee may be held without notice if the time and place of such meetings are fixed by resolution of the Board of Directors or by resolution of the Committee.
     4.3 Special Meetings; Notice.
     Subject to the provisions of the following paragraph, special meetings of the Committee for any purpose or purposes may be called at any time by the Chairman of the Committee, by the Board of Directors, or by two (2) Committee members.
     Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail, telegram, charges prepaid, or by facsimile or electronic mail, addressed to each Committee member at that member’s address as it is shown on the records of the Company. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or by facsimile, telegram or electronic mail, it shall be delivered personally or by telephone or by facsimile or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the Committee member or to a person at the office of the member who the person giving the notice has reason to believe will promptly communicate it to the member. The notice need not specify the purpose of the meeting.
     4.4 Quorum.
     A majority of the authorized number of Committee members shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 4.6 of this Charter. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Committee, subject to certain provisions of the Nevada General Corporation Law, the Certificate of Incorporation, and other applicable law.
     A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Committee members, if any action taken is approved by at least a majority of the required quorum for such meeting.
     4.5 Waiver of Notice.
     Notice of a meeting need not be given to any Committee member who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such member. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the Committee.
     4.6 Adjournment.
     A majority of the Committee members present, whether or not a quorum is present, may adjourn any meeting to another time and place.
     4.7 Notice of Adjournment.
     If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time and place shall be given prior to the time of the adjourned meeting to the Committee members who were not present at the time of the adjournment.
     4.8 Committee Action by Written Consent Without A Meeting.
     Any action required or permitted to be taken by the Committee may be taken without a meeting, if all Committee members individually or collectively consent in writing or by electronic transmission to such action. Such written consent or consents or electronic transmission or transmissions shall be filed with the minutes of the proceedings of the

Committee. Such action by written consent or electronic transmission shall have the same force and effect as a unanimous vote of the Committee.
ARTICLE V
RECORDS AND REPORTS
     5.1 Maintenance and Inspection of Charter.
     The Company shall keep at its principal executive office or, if its principal executive office is not in the State of Nevada, at its principal business office in the State of Texas, the original or a copy of this Charter as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours.
     5.2 Minutes and Reports.
     The Committee shall keep regular minutes of its proceedings, which shall be filed with the Secretary of the Company. All action by the Committee shall be reported to the Board of Directors at the next meeting thereof, and, insofar as rights of third parties shall not be affected thereby, shall be subject to revision and alteration by the Board of Directors.
ARTICLE VI
GENERAL MATTERS
     6.1 Construction; Definitions.
     Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of this Charter. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.
ARTICLE VII
AMENDMENTS
     7.1 Amendment by Board of Directors.
     This Charter and any provision contained herein may be amended or repealed by the Board of Directors.
     7.2 Record of Amendments.
     Whenever an amendment or a new Charter is adopted, it shall be copied in the book of minutes with the original Charter. If any provision of this Charter is repealed, the fact of repeal, with the date of the meeting at which the repeal was enacted or written consent was filed, shall be stated in said book.

ARTICLE VIII
INTERPRETATION
     Reference in this Charter to any provision of the Nevada General Corporation Law shall be deemed to include all amendments thereof.

Appendix B
CHARTER OF THE
US DATAWORKS, INC.
NOMINATING COMMITTEE
ARTICLE I
PURPOSE
     1.1 The purpose of the Nominating Committee (the “Committee”) of the Board of Directors of US Dataworks, Inc., a Nevada corporation (the “Company”) shall be to identify individuals qualified to become members of the Board of Directors and to recommend that the Board of Directors select the director nominees of the Company to be considered for election at the annual meeting of stockholders. In addition, the Committee shall also determine the composition of committees of the Board of Directors, subject to the terms and conditions set forth herein.
ARTICLE II
DUTIES AND RESPONSIBILITIES
     2.1 Duties and Responsibilities.
     The following shall be the common recurring duties and responsibilities of the Committee. These duties and responsibilities are set forth below as a guide with the understanding that the Committee may alter or supplement them as appropriate.
     (a) Annually, to evaluate and to recommend that the Board of Directors select the director nominees of the Company to be considered for election at the annual meeting of stockholders. The Committee shall also recommend nominees to the Board of Directors with respect to filling vacancies on the Board of Directors. The criteria used by the Committee to evaluate and to recommend director nominees shall be the Board Membership Criteria set forth in the Corporate Governance Guidelines. The Committee shall have the sole authority and shall be granted the resources to retain independent advisers, such as search firms, in order to assist the Committee in identifying and recommending nominees. Such authority shall include the sole authority to approve such advisor’s fees and other retention terms.
     (b) To determine the composition of committees of the Board of Directors, after consultation with the chief executive officer and with consideration of the desires of individual members of the Board of Directors.
     (c) To review and make recommendations to the Board of Directors with respect to candidates for director proposed by stockholders of the Corporation.

     (d) The Committee shall consider and make recommendations to the Board concerning the appropriate size of the Board.
     (e) To evaluate on an annual basis the functioning and effectiveness of the Board of Directors, its committees and its individual members, and to the extent the Committee deems appropriate, recommend changes to increase the effectiveness of the Board of Directors and its committees.
     (f) To consider and make recommendations on matters related to the practices, policies and procedures of the Board of Directors.
     (g) To perform such other activities and functions related to the selection and nomination of directors as may be assigned from time to time by the Board of Directors, including, but not limited to preparing or causing to be prepared any reports or other disclosure required with respect to the Committee by any applicable proxy or other rules of the Securities and Exchange Commission or as required by the rules and regulations of the American Stock Exchange.
     (h) In performing any of its duties and responsibilities, the Committee may consult with the Company’s internal or outside legal counsel and shall have the sole authority and shall be granted the resources to retain independent legal counsel, which shall include the sole authority to approve any such counsel’s fees and other retention terms.

     2.2 Delegation of Duties and Responsibilities.
     The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more directors of the Company (who may or may not be members of this Committee). Any such subcommittee to the extent provided in the resolutions of this Committee, shall have and may exercise all the powers and authority of this Committee and may authorize the seal of the Company to be affixed to all papers which may require it. Each subcommittee shall have such name as may be determined from time to time by resolution adopted by this Committee. Each subcommittee shall keep regular minutes of its meetings and report the same to this Committee or the Board of Directors when required by the Board of Directors.
     2.3 Contractual Rights to Nominate Board Members.
     If the Company is required by contract or otherwise to provide third parties with the ability to nominate directors, the selection and nomination of any such directors are not subject to the powers or oversight of this Committee, except to the extent that any such director shall be subject to the Corporate Governance Guidelines and the Code of Conduct of the Company and general oversight of this Committee.
     2.4 Authority to Retain Advisers.
     In the course of its duties, the Committee shall have sole authority, at the Company’s expense, to engage and terminate search firms, as the Committee deems advisable, to identify Director candidates, including the sole authority to approve the search firm’s fees and other retention terms.
     2.5 Annual Performance Evaluation.
     The Committee shall undertake an annual evaluation assessing its performance with respect to its purposes and its duties and tasks set forth in this Charter, which evaluation shall be reported to the Board of Directors. In addition, the Committee shall lead the Board in an annual self-evaluation process, including the self-evaluation of each Board of Directors’ committee, and report its conclusions and any further recommendations to the Board of Directors.
ARTICLE III
COMMITTEE MEMBERS
     3.1 Number and Qualification of Committee Members.
     The authorized number of members of the Committee shall be three members of the Board of the Directors, each of whom shall meet the independence standards established by the American Stock Exchange and shall satisfy all applicable independence requirements under the federal securities laws and rules thereunder.

     3.2 Appointment and Term of Office of Committee Members.
     Committee members shall be appointed by the Board of Directors to hold office until replaced by a resolution of the Board of Directors. Each Committee member, including a member elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified, except in the case of the death, resignation, or removal of such a member.
     3.3 Removal.
     The entire Committee or any individual Committee member may be removed from office without cause by the affirmative vote of a majority of the Board of Directors of the Company.
     3.4 Resignation and Vacancies.
     Any Committee member may resign effective upon giving oral or written notice to the Chairman of the Board, the Secretary or the Board of Directors, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation of a Committee member is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.
     Vacancies on the Committee may be filled by the Board of Directors. Each Committee member so elected shall hold office until a successor has been elected and qualified by the Board of Directors, or until his or her death, resignation or removal.
     A vacancy or vacancies in the Committee shall be deemed to exist (i) in the event of the death, resignation or removal of any Committee member, (ii) if the Board of Directors by resolution declares vacant the office of a Committee member who has been declared of unsound mind by an order of court or convicted of a felony or (iii) if the authorized number of Committee members is increased.
     3.5 Chairman of the Committee.
     The Chairman of the Committee, if such an officer be elected, shall, if present, preside at meetings of the Committee and exercise and perform such other powers and duties as may from time to time be assigned by the Board of Director or as may be prescribed by this Charter. The Chairman of the Committee shall be elected by resolution of the Board of Directors. In the absence or disability of the Chairman of the Committee, the Board of Directors shall appoint an alternative Chairman to preside at the Committee meetings.
     3.6 Secretary.
     The Secretary shall keep or cause to be kept, at the principal executive office of the Company or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of the Committee. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present and the proceedings thereof. If no Secretary of the Committee be appointed by the Board of Directors, the Chairman shall also serve as the Secretary.

     The Secretary shall give, or cause to be given, notice of all meetings of the Committee required to be given by law, this Charter or by the Company’s Bylaws.
ARTICLE IV
COMMITTEE MEETINGS
     4.1 Place of Meetings; Meetings by Telephone.
     Regular meetings of the Committee may be held at any place within or outside the State of Nevada that has been designated from time to time by the Chairman of the Committee. In the absence of such a designation, regular meetings shall be held at the principal executive office of the Company. Special meetings of the Committee may be held at any place within or outside the State of Nevada that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the Company.
     Members of the Committee may participate in a meeting through the use of conference telephone or similar communications equipment, so long as all Committee members participating in such meeting can hear one another. Participation in a meeting pursuant to this paragraph constitutes presence in person at such meeting.
     4.2 Regular Meetings.
     Regular meetings of the Committee may be held without notice if the time and place of such meetings are fixed by resolution of the Board of Directors or by resolution of the Committee.
     4.3 Special Meetings; Notice.
     Subject to the provisions of the following paragraph, special meetings of the Committee for any purpose or purposes may be called at any time by the Chairman of the Committee, by the Board of Directors, or by two (2) Committee members.
     Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail, telegram, charges prepaid, or by facsimile or electronic mail, addressed to each Committee member at that member’s address as it is shown on the records of the Company. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or by facsimile, telegram or electronic mail, it shall be delivered personally or by telephone or by facsimile or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the Committee member or to a person at the office of the member who the person giving the notice has reason to believe will promptly communicate it to the member. The notice need not specify the purpose of the meeting.

     4.4 Quorum.
     A majority of the authorized number of Committee members shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 4.6 of this Charter. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Committee, subject to certain provisions of the Nevada General Corporation Law, the Articles of Incorporation, and other applicable law.
     A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Committee members, if any action taken is approved by at least a majority of the required quorum for such meeting.
     4.5 Waiver of Notice.
     Notice of a meeting need not be given to any Committee member who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such member. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the Committee.
     4.6 Adjournment.
     A majority of the Committee members present, whether or not a quorum is present, may adjourn any meeting to another time and place.
     4.7 Notice of Adjournment.
     If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time and place shall be given prior to the time of the adjourned meeting to the Committee members who were not present at the time of the adjournment.
     4.8 Committee Action by Written Consent Without A Meeting.
     Any action required or permitted to be taken by the Committee may be taken without a meeting, if all Committee members individually or collectively consent in writing or by electronic transmission to such action. Such written consent or consents or electronic transmission or transmissions shall be filed with the minutes of the proceedings of the Committee. Such action by written consent or electronic transmission shall have the same force and effect as a unanimous vote of the Committee.

ARTICLE V
RECORDS AND REPORTS
     5.1 Maintenance and Inspection of Charter.
     The Company shall keep at its principal executive office or, if its principal executive office is not in the State of Nevada, at its principal business office in Texas, the original or a copy of this Charter as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours.
     5.2 Minutes and Reports.
     The Committee shall keep regular minutes of its proceedings, which shall be filed with the Secretary of the Company. All action by the Committee shall be reported to the Board of Directors at the next meeting thereof, and, insofar as rights of third parties shall not be affected thereby, shall be subject to revision and alteration by the Board of Directors.
     5.3 Reports.
     (a) The Committee may, as it desires, prepare or cause the preparation of a report for inclusion in the Company’s annual proxy statement.
     (b) The Committee shall submit any recommendations for changes to the Committee’s Charter to the full Board of Directors for approval.
     (c) The Committee shall maintain minutes of its meetings and regularly report its activities to the Board of Directors.
ARTICLE VI
GENERAL MATTERS
     6.1 Construction; Definitions.
     Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Nevada General Corporation Law shall govern the construction of this Charter. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.
     6.2 Reliance on Information Provided.
     In adopting this Charter, the Board of Directors acknowledges that the Committee members are not necessarily legal experts and are not providing any expert or special assurance as to the Company’s legal compliance. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company that provide information to the Committee and the accuracy and completeness of the corporate governance and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.
ARTICLE VII
AMENDMENTS
     7.1 Amendment by Board of Directors.
     This Charter and any provision contained herein may be amended or repealed by the Board of Directors.
     7.2 Record of Amendments.
     Whenever an amendment or a new Charter is adopted, it shall be copied in the book of minutes with the original Charter. If any provision of this Charter is repealed, the fact of repeal, with the date of the meeting at which the repeal was enacted or written consent was filed, shall be stated in said book.
ARTICLE VIII
INTERPRETATION
     Reference in this Charter to any provision of the Nevada General Corporation Law shall be deemed to include all amendments thereof.

Appendix C
CHARTER OF THE
US DATAWORKS, INC.
CORPORATE GOVERNANCE COMMITTEE
ARTICLE I
PURPOSE
     1.1 The purpose of the Corporate Governance Committee (the “Committee”) of the Board of Directors of US Dataworks, Inc., a Nevada corporation (the “Company”) shall be to oversee matters of corporate governance, including the evaluation of the Board of Directors’ performance and processes, to develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company and to perform such other duties and responsibilities enumerated in and consistent with this Charter.
ARTICLE II
DUTIES AND RESPONSIBILITIES
     2.1 Duties and Responsibilities.
     The following shall be the common recurring duties and responsibilities of the Committee. These duties and responsibilities are set forth below as a guide with the understanding that the Committee may alter or supplement them as appropriate.
     (a) To formulate and recommend to the Board of Directors a list of corporate governance guidelines, which shall address, at a minimum, director qualification standards; director responsibilities; director access to management and, as necessary and appropriate, independent advisors; director compensation; director orientation and continuing education; management succession; and annual performance evaluation of the Board of Directors (the “Corporate Governance Guidelines”). The Committee shall from time to time or as necessary recommend to the Board of Directors any revisions to the Corporate Governance Guidelines that the Committee deems appropriate or to ensure compliance with applicable securities law and regulations and stock market rules.
     (b) To formulate and recommend to the Board of Directors a code of business conduct and ethics for directors, officers and employees of the Company, which shall address, at a minimum, conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of company assets, compliance with laws, rules and regulations (including insider trading laws), and encouraging the reporting of any illegal or unethical behavior (a “Code of Ethics and Business Conduct”). The Committee shall from time to time or as necessary recommend to the Board of Directors any revisions to the Code of Ethics and Business Conduct that the Committee deems appropriate or to ensure compliance with applicable securities laws and regulations and stock market rules.

     (c) To evaluate on an annual basis the performance of the Company’s management as a whole and its individuals, with respect to compliance with the Corporate Governance Guidelines and the Code of Ethics and Business Conduct, and report such findings to the Board of Directors.
     (d) To consider and make recommendations on matters related to the practices, policies and procedures of the Board of Directors.
     (e) To perform such other activities and functions related to corporate governance as may be assigned from time to time by the Board of Directors, including, but not limited to preparing or causing to be prepared any reports or other disclosure required with respect to the Committee by any applicable proxy or other rules of the Securities and Exchange Commission or as required by the rules and regulations of the American Stock Exchange.
     (f) In performing any of its duties and responsibilities, the Committee may consult with the Company’s internal or outside legal counsel and shall have the sole authority and shall be granted the resources to retain independent legal counsel, which shall include the sole authority to approve any such counsel’s fees and other retention terms.
     2.2 Delegation of Duties and Responsibilities.
     The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more directors of the Company (who may or may not be members of this Committee). Any such subcommittee to the extent provided in the resolutions of this Committee, shall have and may exercise all the powers and authority of this Committee and may authorize the seal of the Company to be affixed to all papers which may require it. Each subcommittee shall have such name as may be determined from time to time by resolution adopted by this Committee. Each subcommittee shall keep regular minutes of its meetings and report the same to this Committee or the Board of Directors when required by the Board of Directors.
     2.3 Annual Performance Evaluation.
     The Committee shall undertake an annual evaluation assessing its performance with respect to its purposes and its duties and tasks set forth in this Charter, which evaluation shall be reported to the Board of Directors.
ARTICLE III
COMMITTEE MEMBERS
     3.1 Number and Qualification of Committee Members.
     The authorized number of members of the Committee shall be three members of the Board of the Directors, each of whom shall meet the independence standards established by the American Stock Exchange and shall satisfy all applicable independence requirements under the federal securities laws and rules thereunder.

     3.2 Appointment and Term of Office of Committee Members.
     Committee members shall be appointed by the Board of Directors to hold office until replaced by a resolution of the Board of Directors. Each Committee member, including a member elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified, except in the case of the death, resignation, or removal of such a member.
     3.3 Removal.
     The entire Committee or any individual Committee member may be removed from office without cause by the affirmative vote of a majority of the Board of Directors of the Company.
     3.4 Resignation and Vacancies.
     Any Committee member may resign effective upon giving oral or written notice to the Chairman of the Board, the Secretary or the Board of Directors, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation of a Committee member is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.
     Vacancies on the Committee may be filled by the Board of Directors. Each Committee member so elected shall hold office until a successor has been elected and qualified by the Board of Directors, or until his or her death, resignation or removal.
     A vacancy or vacancies in the Committee shall be deemed to exist (i) in the event of the death, resignation or removal of any Committee member, (ii) if the Board of Directors by resolution declares vacant the office of a Committee member who has been declared of unsound mind by an order of court or convicted of a felony or (iii) if the authorized number of Committee members is increased.
     3.5 Chairman of the Committee.
     The Chairman of the Committee, if such an officer be elected, shall, if present, preside at meetings of the Committee and exercise and perform such other powers and duties as may from time to time be assigned by the Board of Director or as may be prescribed by this Charter. The Chairman of the Committee shall be elected by resolution of the Board of Directors. In the absence or disability of the Chairman of the Committee, the Board of Directors shall appoint an alternative Chairman to preside at the Committee meetings.
     3.6 Secretary.
     The Secretary shall keep or cause to be kept, at the principal executive office of the Company or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of the Committee. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present and the proceedings thereof. If no Secretary of the Committee be appointed by the Board of Directors, the Chairman shall also serve as the Secretary.

     The Secretary shall give, or cause to be given, notice of all meetings of the Committee required to be given by law, this Charter or by the Company’s Bylaws.
ARTICLE IV
COMMITTEE MEETINGS
     4.1 Place of Meetings; Meetings by Telephone.
     Regular meetings of the Committee may be held at any place within or outside the State of Nevada that has been designated from time to time by the Chairman of the Committee. In the absence of such a designation, regular meetings shall be held at the principal executive office of the Company. Special meetings of the Committee may be held at any place within or outside the State of Nevada that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the Company.
     Members of the Committee may participate in a meeting through the use of conference telephone or similar communications equipment, so long as all Committee members participating in such meeting can hear one another. Participation in a meeting pursuant to this paragraph constitutes presence in person at such meeting.
     4.2 Regular Meetings.
     Regular meetings of the Committee may be held without notice if the time and place of such meetings are fixed by resolution of the Board of Directors or by resolution of the Committee.
     4.3 Special Meetings; Notice.
     Subject to the provisions of the following paragraph, special meetings of the Committee for any purpose or purposes may be called at any time by the Chairman of the Committee, by the Board of Directors, or by two (2) Committee members.
     Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail, telegram, charges prepaid, or by facsimile or electronic mail, addressed to each Committee member at that member’s address as it is shown on the records of the Company. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or by facsimile, telegram or electronic mail, it shall be delivered personally or by telephone or by facsimile or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the Committee member or to a person at the office of the member who the person giving the notice has reason to believe will promptly communicate it to the member. The notice need not specify the purpose of the meeting.

     4.4 Quorum.
     A majority of the authorized number of Committee members shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 4.6 of this Charter. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Committee, subject to certain provisions of the Nevada General Corporation Law, the Articles of Incorporation, and other applicable law.
     A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Committee members, if any action taken is approved by at least a majority of the required quorum for such meeting.
     4.5 Waiver of Notice.
     Notice of a meeting need not be given to any Committee member who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such member. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the Committee.
     4.6 Adjournment.
     A majority of the Committee members present, whether or not a quorum is present, may adjourn any meeting to another time and place.
     4.7 Notice of Adjournment.
     If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time and place shall be given prior to the time of the adjourned meeting to the Committee members who were not present at the time of the adjournment.
     4.8 Committee Action by Written Consent Without A Meeting.
     Any action required or permitted to be taken by the Committee may be taken without a meeting, if all Committee members individually or collectively consent in writing or by electronic transmission to such action. Such written consent or consents or electronic transmission or transmissions shall be filed with the minutes of the proceedings of the Committee. Such action by written consent or electronic transmission shall have the same force and effect as a unanimous vote of the Committee.

ARTICLE V
RECORDS AND REPORTS
     5.1 Maintenance and Inspection of Charter.
     The Company shall keep at its principal executive office or, if its principal executive office is not in the State of Nevada, at its principal business office in Texas, the original or a copy of this Charter as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours.
     5.2 Minutes and Reports.
     The Committee shall keep regular minutes of its proceedings, which shall be filed with the Secretary of the Company. All action by the Committee shall be reported to the Board of Directors at the next meeting thereof, and, insofar as rights of third parties shall not be affected thereby, shall be subject to revision and alteration by the Board of Directors.
     5.3 Reports.
     (a) The Committee may, as it desires, prepare or cause the preparation of a report for inclusion in the Company’s annual proxy statement.
     (b) The Committee shall submit any recommendations for changes to the Committee’s Charter to the full Board of Directors for approval.
     (c) The Committee shall maintain minutes of its meetings and regularly report its activities to the Board of Directors.
ARTICLE VI
GENERAL MATTERS
     6.1 Construction; Definitions.
     Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Nevada General Corporation Law shall govern the construction of this Charter. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.
     6.2 Reliance on Information Provided.
     In adopting this Charter, the Board of Directors acknowledges that the Committee members are not necessarily legal experts and are not providing any expert or special assurance as to the Company’s legal compliance. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company that provide information to the Committee and the accuracy and completeness of the corporate governance and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.
ARTICLE VII
AMENDMENTS
     7.1 Amendment by Board of Directors.
     This Charter and any provision contained herein may be amended or repealed by the Board of Directors.
     7.2 Record of Amendments.
     Whenever an amendment or a new Charter is adopted, it shall be copied in the book of minutes with the original Charter. If any provision of this Charter is repealed, the fact of repeal, with the date of the meeting at which the repeal was enacted or written consent was filed, shall be stated in said book.
ARTICLE VIII
INTERPRETATION
     Reference in this Charter to any provision of the Nevada General Corporation Law shall be deemed to include all amendments thereof.

ANNUAL MEETING OF STOCKHOLDERS OF US DATAWORKS, INC. September 6, 2007 PROXY VOTING INSTRUCTIONS MAIL — Date, sign and mail your proxy card in the envelope provided as soon as possible. - OR — COMPANY NUMBER TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card ACCOUNT NUMBER available when you call. - OR — INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. —— —— 20233000000000000000 7 090607 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. ELECTION OF CLASS II DIRECTORS: 2. To ratify the appointment of Ham, Langston & Brezina, LLP as the Company’s independent auditors. NOMINEES: FOR ALL NOMINEES O Hayden D. Watson 3. In their discretion, upon such other business as may properly O Thomas L. West Jr. come before the meeting. WITHHOLD AUTHORITY FOR ALL NOMINEES PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. FOR ALL EXCEPT (See instructions below) INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF US DATAWORKS, INC. September 6, 2007 Please date, sign and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. —— —— 20233000000000000000 7 090607 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. ELECTION OF CLASS II DIRECTORS: 2. To ratify the appointment of Ham, Langston & Brezina, LLP as the Company’s independent auditors. NOMINEES: FOR ALL NOMINEES O Hayden D. Watson 3. In their discretion, upon such other business as may properly O Thomas L. West Jr. come before the meeting. WITHHOLD AUTHORITY FOR ALL NOMINEES PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. FOR ALL EXCEPT (See instructions below) INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

US DATAWORKS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS For Annual Meeting — September 6, 2007 CHARLES E. RAMEY and JOHN J. FIGONE, or either of them, each with the power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposals set forth on the reverse side and in the discretion of such proxies on all other matters that may be properly presented for action all shares of stock of US Dataworks, Inc. (the “Company”) the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s offices at One Sugar Creek Center Boulevard, Suite 500, Sugar Land, TX on Thursday, September 6, 2007 at 9:00 a.m. or at any postponements or adjournments thereof, and instructs said proxies to vote as follows: Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will have the authority to vote FOR the election of Class II directors and FOR Items 2 and 3. (Continued and to be signed on the reverse side)